UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007
POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation	File Number)	Identification No.)

701 Edgewater Road, Suite 360
Wakefield, Massachusetts		01880

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 486-8111
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as is expressly set forth by specific reference in such a filing.
On May 24, 2007, PolyMedica Corporation held an investor conference call regarding its full year and fourth-quarter 2006 financial results. A copy of the conference call transcript is attached and furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference. This filing is not a representation that the furnishing of the transcript is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available. In addition, PolyMedica does not assume any obligation to update such information in the future.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Transcript of May 24, 2007 Full Year and Fourth Quarter Earnings Conference Call

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION

Date: May 30, 2007	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of May 24, 2007 Full Year and Fourth Quarter Earnings Conference Call